UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

The Hillman Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10590 Hamilton Avenue

Cincinnati, Ohio 45231

(Address of principal executive offices)

Registrant’s telephone number, including area code: 513-851-4900

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

Explanatory Note

As previously reported, on February 19, 2013, The Hillman Companies, Inc. (the “Company”) acquired H. Paulin & Co., Limited (“Paulin”) pursuant to a plan of arrangement. This Current Report on Form 8-K/A (the “Form 8-K/A”) amends and supplements the Current Report on 8-K filed by the Company with the Securities and Exchange Commission on February 19, 2013 to include financial statements of Paulin and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

(a) Financial Statements of Business Acquired.

The audited financial statements of Paulin as of December 31, 2012 and December 31, 2011, and the related notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements, which includes the unaudited pro forma condensed combined balance sheet as of December 31, 2012 and the unaudited pro forma condensed combined statement of comprehensive income for the year ended December 31, 2012, and the related notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated in their entirety into this item by reference.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	H. Paulin & Co., Limited Audited Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011, and the Consolidated Statements of Operations, Comprehensive Income, Changes in Equity and Cash Flows for the years ended December 31, 2012 and December 31, 2011.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2012 and Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HILLMAN COMPANIES, INC. (Registrant)

Date: May 1, 2013	By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

Exhibit Number	Description of Exhibit
99.1	H. Paulin & Co., Limited Audited Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011, and the Consolidated Statements of Operations, Comprehensive Income, Changes in Equity and Cash Flows for the years ended December 31, 2012 and December 31, 2011.

99.2	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2012 and Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income for the year ended December 31, 2012.

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